FEDERAL WAY, WA

          AMENDED AND RESTATED MEMORANDUM OF LEASE

     THIS AMENDED AND RESTATED MEMORANDUM OF LEASE is executed as of this 3lst day of December, 1996, by and between Meditrust Acquisition Corporation
I, a Massachusetts corporation, having a principal place of business at 197 First Avenue Needham
Heights, Massachusetts 02194 ("Lessor") and
Emeritus Properties I, Inc., a Washington corporation, having a principal place of business
c/o Emeritus Corporation, 3131 Elliott Avenue,
Suite 500, Seattle, WA 98121-2162 ("Lessee"), for the purpose of amending and restating the Memorandum of Lease, dated April 1,1996, as previously recorded, and giving notice to any and all interested parties of that certain Lease entered into by and between Lessor and Lessee as amended b the First Amendment to Facility Lease
Agreement, of even date herewith, and of the Lessee s interest as a lessee thereunder, as follows:

Date of Execution:  April 1,1996.

Leased Property:         The real property
described in EXHIBIT A attached
               hereto (the "Land"),together with
the Leased
               Improvements, all easements, rights
and appurtenances of
               every nature and description now or
hereafter relating to
               or benefiting any or all of the
Land and the Leased
               Improvements and Fixtures all as
more particularly
               described in the Lease.

Initia1 Term :      April 1,1996- March 31,2008

Extension Options: Four (4) successive five (5) year periods for a maximum
               Term, if all such options are
exercised, which ends on
               March 31,2028.

Option to Purchase: Lessee shall have the option to purchase the Leased
               Property, at the price and upon the
terms set forth in the
               Lease.

Cross Default:           The payment and
performance of the obligations of Lessee
               under the Lease are cross-defaulted
               with the payment and performance of
               the obligations of affiliates of
               Lessee to affiliates of Lessor, now
               or hereafter existing, as more
               particularly set forth in the
               Lease.

Reference is hereby made to the Lease for the full particulars of the rights, duties and obligations of the parties. In the event of any conflict or inconsistency between the terms and conditions of the Lease and the terms and conditions of this memorandum, the terms and conditions of the Lease shall govern and prevail.

                                 [INTENTIONALLY
LEFT BLANK]





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     IN WITNESS WHEREOF, the parties have executed
this Amended and Restated Memorandum of Lease on the date first written above.

WITNESS:
LESSOR:


MEDITRUST ACQUISITION

CORPORATION I, a

Massachusetts corporation

/s/  Susan E. Douglas
By:  /s/ Michael S. Benjamin, ESQ
------------------------
-------------------------------------
Name:  Susan E. Douglas
Name:  Michael S. Benjamin, ESQ

Title:  Senior Vice President


WITNESS:
LESSEE:


EMERITUS PROPERTIES I, INC.,

a Washington corporation

/s/ Jean T. Fukuda
By:  /s/ Raymond R. Brandstrom
----------------------------
----------------------------------------
Name:  Jean T. Fukuda
Name:  Raymond R. Brandstrom

Title:    President



                          COMMONWEALTH OF
MASSACHUSETTS

Norfolk, ss.
February 11, 1997

     Then personally appeared the above named
Michael S. Benjamin,
Senior Vice President as aforesaid, and
acknowledged the foregoing instrument to be his free act and deed and the free act and deed of Meditrust Acquisition Corporation I, before me,


/s/ Kim M. Priesing

---------------------------

Notary Public

My commission expires: 8-2-2002










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

STATE OF WASHINGTON           )

) ss.
COUNTY OF KING                       )

     On this 6th day of February, 1997, before me, a Notary Public in and for the State of Washington, personally appeared Raymond R.
Brandstrom personally known to me (or proved to me on the basis of satisfactory evidence) to be the person who executed this instrument, and on oath stated that he was authorized to execute the instrument as the President of Emeritus Properties
I, Inc., a Washington corporation, and
acknowledged it to be the free and voluntary act and deed of corporation for the uses and purposes mentioned in the instrument.

     IN WITNESS WHEREOF, I have hereunto set my hand and official seal the day and year first above written.


/s/ Catherine L. Pasquan

--------------------------------

Notary Public in and for the State of

Washington
[SEAL]
Residing at:  Seattle, WA

My commission expires: 3-30-99






























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